Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Amy C. Becker and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Richard B. Lewis
Signature

Richard B. Lewis
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Tod E. Carpenter
Signature

Tod E. Carpenter
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Pilar Cruz
Signature

Pilar Cruz
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Christopher M. Hilger
Signature

Christopher M. Hilger
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Richard M. Olson
Signature

Richard M. Olson
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ James J. Owens
Signature

James J. Owens
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Ajita G. Rajendra
Signature

Ajita G. Rajendra
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B, Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Trudy A. Rautio
Signature

Trudy A. Rautio
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Jacinth C. Smiley
Signature

Jacinth C. Smiley
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Richard B. Lewis, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2026, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 25, 2026

/s/ Daniel P. Shine
Signature

Daniel P. Shine
Print Name